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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 12, 1999

                       Primus Knowledge Solutions, Inc.
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            (Exact name of Registrant as specified in its charter)

                                  Washington
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                (State or other jurisdiction of incorporation)

      0-26273                                                    91-1350484
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    (Commission                                                (IRS Employer
    File Number)                                            Identification No.)

1601 Fifth Avenue, Suite 1900, Seattle, WA.                        98101
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 (Address of principal executive offices)                        (Zip Code)


                                (206) 292-1000
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             (Registrant's telephone number, including area code)



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         (Former name or former address, if changed since last report)
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ITEM 5:  OTHER EVENTS.

     On December 12, 1999, Primus Knowledge Solutions, Inc., a Washington corporation (the "Company" or "Primus"), Imparto Software Corporation, a California corporation ("Imparto") and San Antonio Acquisition Inc., a Washington corporation ("MERGER SUB") entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"). Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Imparto (the "MERGER"), with Imparto to survive the Merger and to become a wholly owned subsidiary of the Company. At the effective time of the Merger, Primus will issue 1,000,000 shares of its common stock to the shareholders of Imparto for each outstanding share of Imparto capital stock, and all outstanding stock options and warrants to acquire Imparto capital stock. It is the intent of the parties that the transaction qualify as a tax-free reorganization and be accounted for as a "pooling of interests."

     The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement and the agreements executed in connection therewith. The Merger is subject to several closing conditions, including approval by Imparto's shareholders.

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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.
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          2.01   Agreement and Plan of Merger, dated December 12, 1999, among
                 Primus, Merger Sub and Imparto.

          99.01 Press Release issued by Primus on December 13, 1999, announcing that Primus and Imparto had signed a definitive merger agreement.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 1999                    Primus Knowledge Solutions, Inc.

                                           By:  /s/ Elizabeth J. Huebner
                                              -----------------------------
                                              Elizabeth J. Huebner
                                              Executive Vice President and
                                              Chief Financial Officer


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                                 EXHIBIT INDEX

2.01 Agreement and Plan of Merger, dated December 12, 1999, among Primus, Merger Sub and Imparto.

99.01 Press Release issued by Primus on December 13, 1999, announcing that Primus and Imparto had signed a definitive merger agreement.

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